UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2016

Marina Biotech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1559 , Bothell, WA	98041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	425-892-4322

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of J. Michael French

On May 31, 2016, the Board of Directors (the “Board”) of Marina Biotech, Inc. (the “Company”) accepted the resignation of J. Michal French, the President, Chief Executive Officer and Chairman of the Board, which was previously delivered to the Board, whereby Mr. French resigned as a member of the Board (and as the Chairman thereof), as an officer of the Company (including, without limitation, as the Chief Executive Officer and President of the Company), and as a director and/or officer of any and all subsidiaries of the Company. The foregoing resignations shall be effective at 5:00 p.m. PDT on Friday, June 10, 2016. Mr. French, who is resigning to pursue other opportunities, will work to transition his ongoing activities on behalf of the Company to the Board and its designees prior to the effective date of his resignation.

Appointment of Joseph W. Ramelli

On May 31, 2016, the Board appointed Joseph W. Ramelli to serve as acting Chief Executive Officer of the Company and as Chairman of its Board of Directors, effective at 5:00 p.m. PDT on June 10, 2016.

Mr. Ramelli, age 48, has served as a director of the Company since August 2012, and he currently serves as a member of each of the Audit Committee and the Compensation Committee of the Board of Directors, and as the chair of the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Ramelli currently works as a consultant for several investment funds providing in-depth due diligence and investment recommendations. He has over 20 years of experience in the investment industry, having worked as both an institutional equity trader and as an equity analyst at Eos Funds, Robert W. Duggan & Associates and Seneca Capital Management. Mr. Ramelli graduated with honors from the University of California at Santa Barbara, with a B.A. in business economics.

The Board, together with the Compensation Committee thereof, shall work to determine an appropriate compensation package for Mr. Ramelli in his capacity as an executive officer of the Company.

Other than as described herein, there are no related party transactions between the Company and Mr. Ramelli, and Mr. Ramelli is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company.

The Company issued a press release regarding the foregoing actions, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Marina Biotech, Inc. dated June 2, 2016
__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

June 2, 2016	By:	/s/ Joseph W. Ramelli

Name:	Joseph W. Ramelli
Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Marina Biotech, Inc. dated June 2, 2016
__________